UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2024

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-16435	59-2389435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers FL	33966
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 3, 2024, Chico’s FAS, Inc., a Florida corporation (“Company”), held a special meeting of shareholders (“Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on November 29, 2023. A total of 123,457,364 shares of the Company’s common stock (“Chico’s Common Stock”) were entitled to vote at the close of business on November 14, 2023, the record date for the Special Meeting (“Record Date”), and approximately 104,126,111 shares of Chico’s Common Stock issued and outstanding were present at the Special Meeting or represented by proxy at the Special Meeting, representing approximately 84% of those shares entitled to vote, which constituted a quorum.

Each of the proposals on which the Company’s shareholders voted at the Special Meeting, and the final, certified results reported by the Company’s independent Inspector of Election, Broadridge Investor Communications Solutions, are set forth below.

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of September 27, 2023, by and among Daphne Parent LLC (“Parent”), Daphne Merger Sub, Inc., a direct, wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent (“Merger”), and to approve the Merger.

For	Against	Abstain
102,806,533	1,208,261	111,317

This proposal was approved by the Company’s shareholders at the Special Meeting.

2.	Non-binding, advisory proposal to approve compensation that will or may become payable by the Company to its named executive officers in connection with the Merger.

For	Against	Abstain
99,231,403	4,376,925	517,783

This proposal was approved by the Company’s shareholders at the Special Meeting.

3.	Proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement or in the absence of a quorum.

For	Against	Abstain
94,671,182	9,257,079	197,850

This proposal was approved by the Company’s shareholders at the Special Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHICO’S FAS, INC.

Date: January 4, 2024	By:	/s/ Molly Langenstein
		Name:	Molly Langenstein
		Title:	Chief Executive Officer, President and Director

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